Exhibit 31.3
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO FORM OF RULE 13A-
14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Richard Hallworth, certify that:
1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q/A of America Service Group Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: August 13, 2009	/s/ Richard Hallworth
Richard Hallworth
President & Chief Executive Officer (Principal Executive Officer)

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